Summary Prospectus Supplement dated October 7, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, Y and Institutional Class shares of the Fund listed below:
Invesco Global Growth Fund
Effective January 1, 2012, the Fund will eliminate the 2% redemption fees assessed on shares of the Fund redeemed or exchanged within 31 days of purchase. Therefore, effective January 1, 2012, the “Redemption/Exchange Fee” listed in the “Shareholder Fees” table is hereby revised to show 0.00% for each share Class.